Exhibit 99.2


Table providing quarterly data for 2005 and 2004 reflecting adjustments for the sale of our personal lines segment. Results from that segment will be reported as discontinued operations in 2006 and in comparative 2005 data, as required by accounting regulations.


                                                 March 31     June 30     September 30    March 31     June 30    September 30
                                                   2004         2004          2004          2005         2005         2005
                                               --------------------------------------------------------------------------------
Balance Sheet
Assets
Investments:
  Fixed maturities available for
       sale, at fair value                     $ 1,715,097  $ 1,764,653   $ 1,849,671   $ 1,975,920  $ 2,111,473   $ 2,313,033
  Equity securities available
       for sale, at fair value                      34,148       31,574        28,975        23,499       12,957        13,248
  Equity securities, trading portfolio,
       at fair value                                 6,863        7,604         1,276         4,385        4,682         4,824
  Real estate, net                                  15,317       15,777        16,298        16,877       17,026        16,835
  Short-term investments                            51,065       51,967        98,863       114,825       71,873       150,404
  Business owned life insurance                     52,360       52,973        53,557        54,705       55,276        55,856
  Other                                             41,499       41,608        41,950        43,998       46,073        46,141
                                               --------------------------------------------------------------------------------
Total investments                                1,916,349    1,966,156     2,090,590     2,234,209    2,319,360     2,600,341
Cash and cash equivalents                           25,306       28,329        24,229        12,829       15,693        17,477
Premiums receivable                                128,011      109,779       122,553       130,938      102,189       112,785
Receivable from reinsurers on
   unpaid losses and loss
      adjustment expenses                          326,126      325,913       331,736       275,923      281,243       323,541
Prepaid reinsurance premiums                        10,339       19,960        18,684        18,122       18,728        19,629
Deferred taxes                                      69,652       75,791        66,421        80,995       71,855       102,514
Other assets                                        90,640       86,108        82,931        88,568       79,183       127,713
Assets of discontinued operations                  435,570      457,839       480,411       502,189      521,204       529,858
                                               --------------------------------------------------------------------------------
                                               $ 3,001,993  $ 3,069,875   $ 3,217,555   $ 3,343,773  $ 3,409,455   $ 3,833,858
                                               ================================================================================
Liabilities and Stockholders' Equity
Liabilities:
  Policy liabilities and accruals:
    Reserve for losses and loss
       adjustment expenses                     $ 1,682,056  $ 1,736,457   $ 1,804,559   $ 1,881,995  $ 1,936,999   $ 2,175,630
    Unearned premiums                              318,992      236,380       254,344       271,973      238,294       285,359
    Reinsurance premiums payable                    14,968       75,424        76,185        70,532       75,401        76,688
                                               --------------------------------------------------------------------------------
  Total policy liabilities                       2,016,016    2,048,261     2,135,088     2,224,500    2,250,694     2,537,677
Other liabilities                                   51,831       43,457        49,868        60,040       41,230        84,316
Long-term debt                                     104,863      151,332       151,406       151,554      151,628       167,166
Liabilities of discontinued operations             253,909      274,090       287,468       296,020      304,521       306,227
                                               --------------------------------------------------------------------------------
Total liabilities                                2,426,619    2,517,140     2,623,830     2,732,114    2,748,073     3,095,386

Commitments and contingencies                            -            -             -             -            -             -
Stockholders' Equity:
Common stock                                           293          293           293           294          295           312
Additional paid-in capital                         313,703      313,821       313,793       315,832      319,466       387,163
Accumulated other comprehensive
   income (loss), net of tax                        45,836        7,275        28,776         1,224       19,847          (114)
Retained earnings                                  215,598      231,402       250,919       294,365      321,830       351,167
                                               --------------------------------------------------------------------------------
                                                   575,430      552,791       593,781       611,715      661,438       738,528
Less treasury stock, at cost                          (56)         (56)          (56)          (56)         (56)          (56)
                                               --------------------------------------------------------------------------------
Total stockholders' equity                         575,374      552,735       593,725       611,659      661,382       738,472
                                               --------------------------------------------------------------------------------
                                               $ 3,001,993  $ 3,069,875   $ 3,217,555   $ 3,343,773  $ 3,409,455   $ 3,833,858
                                               ================================================================================

Total assets and total liabilities differ from amounts previously reported due to offsetting inter-company balances which were previously eliminated but are now segregated between continuing and discontinued operations.




                                                                                   Three Months Ended
                                                      March 31     June 30    September 30    March 31    June 30   September 30
                                                        2004         2004         2004          2005       2005          2005
                                                     ----------------------------------------------------------------------------
Income Statement
----------------
Revenues:
  Gross premiums written                             $ 169,737   $ 107,995     $ 160,461    $ 163,397   $ 104,037       $ 167,308
                                                     ============================================================================
  Net premiums written                               $ 154,918   $  96,576     $ 149,773    $ 152,643   $  91,506       $ 155,842
                                                     ============================================================================
  Premiums earned                                      138,424     133,371       142,588      140,002     137,833         159,067

  Premiums ceded                                       (12,701)    (11,158)      (11,655)     (11,274)    (11,630)        (14,104)
                                                     ----------------------------------------------------------------------------
  Net premiums earned                                  125,723     122,213       130,933      128,728     126,203         144,963

  Net investment income                                 17,345      17,892        20,014       22,406      23,055          24,848

  Net realized investment gains (losses)                 3,637         595         3,049        1,253         680            (618)

  Other income                                             422         576           261          977         816             892
                                                     ----------------------------------------------------------------------------
    Total revenues                                     147,127     141,276       154,257      153,364     150,754         170,085
Expenses:

  Losses and loss adjustment expenses                  123,808     117,092       125,916      119,857     111,902         132,137

  Reinsurance recoveries                                (8,602)     (9,279)       (9,234)      (9,407)     (8,778)        (14,239)
                                                     ----------------------------------------------------------------------------
  Net losses and loss adjustment expenses              115,206     107,813       116,682      110,450     103,124         117,898

  Underwriting, acquisition and insurance expenses      20,310      20,855        20,812       21,181      20,893          22,853

  Interest expense                                       1,143       1,492         1,902        2,136       2,031           2,290
                                                     ----------------------------------------------------------------------------
    Total expenses                                     136,659     130,160       139,396      133,767     126,048         143,041
                                                     ----------------------------------------------------------------------------
Income from continuing operations before income taxes   10,468      11,116        14,861       19,597      24,706          27,044
Provision for income taxes:

  Current expense (benefit)                              2,077        (661)        3,256        5,334       6,607           7,815

  Deferred expense (benefit)                              (206)      2,675          (986)        (333)      (212)           (988)
                                                     ----------------------------------------------------------------------------
                                                         1,871       2,014         2,270        5,001       6,395           6,827
                                                     ----------------------------------------------------------------------------
Income from continuing operations                        8,597       9,102        12,591       14,596      18,311          20,217

Income from discontinued operations, net of tax          7,384       6,702         6,927        7,341       9,154           9,120
                                                     ----------------------------------------------------------------------------
Net income                                           $  15,981   $  15,804     $  19,518    $  21,937   $  27,465       $  29,337
                                                     ============================================================================